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                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):   July 19, 1999
                                                            -------------



                             DELTA AIR LINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware               1-5424            58-0218548
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      (State or other jurisdiction  (Commission     (IRS Employer
      of incorporation)             File Number)    Identification No.)


       Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code:   (404) 715-2600
                                                             --------------

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Item 5.  OTHER EVENTS

Financial Results

         On July 19, 1999, Delta Air Lines, Inc. announced its unaudited financial results for the three month and twelve month periods ended June 30, 1999 and related financial and statistical information which is attached hereto as Exhibit 99.1. Exhibit 99.1 is hereby incorporated by reference herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The Exhibit Index on page 4 is hereby incorporated herein by reference.

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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DELTA AIR LINES, INC.



                                             By:   /s/ Edward H. Bastian
                                                 --------------------------
                                                 Edward H. Bastian
                                                 Vice President and Controller


Date:  July 23, 1999

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                                 EXHIBIT INDEX

Exhibit  Description
-------  -----------

99.1     Unaudited Consolidated Statements of Operations of Delta Air Lines,
         Inc. for the three month and twelve month periods ended June 30, 1999 and 1998 and the related financial and statistical information.